Exhibit 10.2
                        AMENDMENT TO TRANSITION SERVICES
                            AND EMPLOYMENT AGREEMENT


     This AMENDMENT TO TRANSITION SERVICES AND EMPLOYMENT AGREEMENT ("the Amendment"), dated as of June 8, 2001, is entered into by and between PLM International, Inc., a Delaware corporation ("Company"), and Richard K. Brock, an employee of Company, ("Employee").

     WHEREAS, the Company and Employee are parties to that certain Transition Services and Employment Agreement ("the Agreement"), dated January 5, 2001; and

     WHEREAS, the Company and Employee wish to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.     Effective  Period.
       -----------------

This section shall be amended to read as follows: This Agreement shall become effective on the Trigger Date and shall continue in effect until June 10, 2001, at which time Employee shall enter into a Consulting Agreement with Company in the form attached to this Agreement as Exhibit A, the Engagement Letter.

2.     Compensation.
       ------------

(c)     Benefits.  During  the  Effective  Period  (or  such shorter period that
        --------
Employee is employed by company hereunder) and for fourteen (14) months thereafter, Company shall maintain in full force and effect, and Employee shall be entitled to continue to participate in (at the same level as Employee (and his family members) participated on September 30, 2000). The dental, health, life insurance, disability and long-term care benefit plans and arrangements of Company (other than incentive compensation plans and arrangements) in effect on the date hereof in which Employee participated, all of which plans and arrangements are described more fully on Schedule 3 (c) hereto, or such other benefit plans and arrangements that would provide Employee with substantially equivalent benefits thereunder.

3.  Miscellaneous.
    --------------

(a) Governing Law. This Amendment shall be governed in all respects by the laws of the State of California (without giving effect to the provisions thereof relating to conflicts of law). The exclusive venue for the adjudication of any dispute or proceeding arising out of this Amendment or the performance hereof shall be the courts located in San Francisco County, California, and the parties hereto each consents to and hereby submits to the jurisdiction of any state or federal court located in San Francisco County, California.

(b) Counterparts; Facsimile Signature. This Amendment may be executed in two or more counterparts which together shall constitute a single agreement. Execution of this Agreement may be made by facsimile signature which, for all purposes shall be deemed to be an original signature.

     IN WITNESS WHEREOF, Company and Employee have caused this Amendment to the Transition Services and Employment Agreement to be duly executed and delivered as of the date first written above.

                              PLM  INTERNATIONAL,  INC.



                              By:__/  s  /  Stephen  M.  Bess________________
                                -----------------------------
                              Name:  Stephen  M.  Bess
                              Title:     President



                              EMPLOYEE:


                              By:__/  s  /  Richard  K.  Brock_________________
                                ------------------------------
                              Name:  Richard  K.  Brock





ACKNOWLEDGED,  AGREED  AND  CONSENTED
TO  AS  OF  THE  DATE  FIRST  WRITTEN  ABOVE:

MILPI  ACQUISITION  CORP.


By:__/  s  /  James  A.  Coyne____________
  ----------------------------
Name:  James  A.  Coyne
Title:     Vice  President